UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 18, 2005

SEACOAST BANKING CORPORATION OF FLORIDA

(Exact Name of Registrant as Specified in Charter)

Florida	000-13660	59-2260678

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

815 Colorado Avenue, Stuart, Florida		34994

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (772) 287-4000

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     See “Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant” which is incorporated into this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

     On January 18, 2005, the board of directors of Seacoast Banking Corporation of Florida (the “Company”) ratified and approved the First Amendment to Revolving Loan Agreement (the “Amendment”) with SunTrust Bank, executed as of January 11, 2005 and effective as of January 18, 2005. The Amendment modifies the original Revolving Loan Agreement, dated September 6, 2001 (the “Original Revolving Loan”), pursuant to which SunTrust Bank originally extended credit to the Company, and remains subject to the terms, conditions and provisions of the Original Revolving Loan not specifically amended or modified in the Amendment. The Amendment affirms and renews the Company’s loan agreement with SunTrust Bank, and increases the amount available to the Company for borrowing from $5 million to $15 million.

     The initial maturity date under the Original Revolving Loan was September 6, 2002, and was subsequently extended annually by letter agreement with SunTrust Bank. The Amendment confirms the extension of the maturity date of the credit line to September 6, 2005. Interest accrues on the outstanding balance, if any, under the revolving loan, and is payable by the Company quarterly, on the last day of each calendar quarter. The revolving loan bears interest at the rate of the 90 day-LIBOR plus 130 basis points. The entire outstanding principal balance under the revolving loan and any accrued but unpaid interest is due and payable in full by the Company on the maturity date or upon any default under the loan agreement, unless extended.

     Pursuant to General Instruction F to the Securities and Exchange Commission’s Form 8-K, copies of the Amendment and the related Promissory Note are attached hereto as Exhibits 10.1 and 10.2 and are incorporated into this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description

10.1	First Amendment to Revolving Loan Agreement, dated as of January 11, 2005, by and between Seacoast Banking Corporation of Florida and SunTrust Bank.

10.2	Renewal, Increase and Consolidation Promissory Note, dated as of January 11, 2005, by and between Seacoast Banking Corporation of Florida, as borrower, and SunTrust Bank.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA
/s/ William R. Hahl
William R. Hahl
Executive Vice President and Chief Financial Officer

Date: January 20, 2005

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	First Amendment to Revolving Loan Agreement, dated as of January 11, 2005, by and between Seacoast Banking Corporation of Florida and SunTrust Bank.

10.2	Renewal, Increase and Consolidation Promissory Note, dated as of January 11, 2005, by and between Seacoast Banking Corporation of Florida, as borrower, and SunTrust Bank.